Decommissioning and Other Provisions	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Decommissioning and Other Provisions	Decommissioning and Other Provisions
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other provisions	Total
Balance, Dec. 31, 2019	501	45	546
Liabilities incurred	1	34	35
Liabilities settled	(18)	(19)	(37)
Accretion	30	—	30
Acquisition of liabilities	1	—	1
Revisions in estimated cash flows	61	11	72
Revisions in discount rates(1)	36	—	36
Reversals	—	(6)	(6)
Change in foreign exchange rates	(4)	—	(4)
Balance, Dec. 31, 2020	608	65	673
Liabilities incurred	8	22	30
Liabilities settled (Note 36)	(18)	(62)	(80)
Accretion	32	—	32
Acquisition of liabilities	2	—	2
Revisions in estimated cash flows	167	12	179
Revisions in discount rates	(6)	—	(6)
Reversals	—	(3)	(3)
Balance, Dec. 31, 2021	793	34	827
(1) Discount rates at Dec. 31, 2020, are generally lower than those at Dec. 31, 2019, due to decreases in the underlying risk-free US and Canadian benchmark yields and changes in credit spreads due to volatility within the market as a result of COVID-19. On average, these rates decreased by approximately 0.3 to 0.9 per cent.

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2020	608	65	673
Current portion	21	38	59
Non-current portion	587	27	614
Balance, Dec. 31, 2021	793	34	827
Current portion	35	13	48
Non-current portion	758	21	779

A. Decommissioning and Restoration

A provision has been recognized for all generating facilities and mines for which TransAlta is legally, or constructively, required to remove the facilities at the end of their useful lives and restore the sites to their original condition. TransAlta estimates that the undiscounted amount of cash flow required to settle these obligations is approximately $1.6 billion, which will be incurred between 2022 and 2072. The majority of the costs will be incurred between 2025 and 2050.
In 2021, the Company adjusted the wind assets decommissioning and restoration provision as estimates were updated after the review of a recent engineering study on the decommissioning costs of the wind sites. The Company's current best estimate of the decommissioning and restoration provision increased by $120 million. The change in estimate is unrelated to the tower failure identified in the fourth quarter of 2021. The Company also increased the decommissioning and restoration provision by approximately $47 million for the Sundance and Keephills Units included in the Gas and Energy Transition segments to reflect the change in the timing of the expected reclamation work resulting from asset retirements and change in useful lives. These changes resulted in an increase in the related assets in PP&E.
At Dec. 31, 2021, the Company had provided a surety bond in the amount of US$147 million (2020 – US$147 million) in support of future decommissioning obligations at the Centralia coal mine. At Dec. 31, 2021, the Company had provided letters of credit in the amount of $188 million (2020 – $131 million) in support of future decommissioning obligations at the Highvale mine.
In the fourth quarter of 2020, the Company adjusted the Sarnia decommissioning and restoration provision to reflect an updated engineering study. The Company's current best estimate of the decommissioning and restoration provision decreased by $15 million. This resulted in a decrease in the related assets in PP&E.
In the third quarter of 2020, the Company adjusted the Highvale mine decommissioning and restoration provision to reflect the mine closure advancement, an updated mine plan and current mining activity including increased volume of material movement. The Company's current best estimate of the decommissioning and restoration provision increased by $75 million. This resulted in an increase in the related assets in PP&E.

B. Other Provisions

Other provisions also include provisions arising from ongoing business activities and include amounts related to commercial disputes between the Company and customers or suppliers. Information about the expected timing of settlement and uncertainties that could impact the amount or timing of settlement has not been provided as this may impact the Company’s ability to settle the provisions in the most favourable manner.
During the third quarter of 2021, an onerous contract provision for future royalty payments of $14 million was recognized as a result of a decision to accelerate the plans to shut down the Highvale mine, with the effect that any remaining future royalty payments related to the extraction of coal has no future economic benefit. Payments required under the royalty contract will continue through 2023. At Dec. 31, 2021, the remaining balance of the provision was $14 million.
During the fourth quarter of 2020, an onerous contract provision of $29 million was recognized as a result of a decision to accelerate plans to eliminate coal as a fuel source at the Sheerness facility by the end of 2021. The last coal shipment was received during the first quarter of 2021, while payments required under the contract will continue until 2025. At Dec. 31, 2021, the remaining balance of the provision was $14 million.